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                                                                    EXHIBIT 99.1

                   STATEMENT UNDER OATH OF PRINCIPAL FINANCIAL
                    OFFICE REGARDING FACTS AND CIRCUMSTANCES
                        RELATING TO EXCHANGE ACT FILINGS

I, Jose Ramon Basterra, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered repots of Spantel Communications, Inc., and, except as corrected or supplemented in a subsequent covered report:

     o No covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

     o No covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's Audit and Finance Committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

     o Form 10-KSB of Spantel Communications for the 2001 fiscal year ended December 29, 2001 filed with the Commission;

     o All reports on Form 10-QSB filed with the Commission subsequent to the filing of Spantel Communications Form 10-K identified above; and

     o    Any Amendments to any of the foregoing.


                                       /s/ Jose Ramon Basterra
                                       -----------------------------------------
                                       Jose Ramon Basterra
                                       Chief Executive Officer



Subscribed and sworn to before me      /s/ Donald Cox
                                       -----------------------------------------
this 14th day of August, 2002.         Notary Public

                                       My Commission Expires: May 11, 2004